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Supplement to Prospectus, Summary Prospectus, and Statement of Additional Information
dated March 1, 2025

Embark Small Cap Equity Fund
February 20, 2026
Effective March 1, 2026, Jason Alonzo will no longer serve as Portfolio Manager of Embark Small Cap Equity Fund (the “Fund”), and all references to him in the Prospectus, Summary Prospectus, and Statement of Additional Information will be removed. The Fund will continue to be managed by the remaining portfolio managers using a team approach.
Additionally, effective March 1, 2026, the Board of Trustees of Harbor Funds II (the “Trust”) appointed Granite Investment Partners, LLC (“Granite”) as a Subadvisor for the Fund. Granite, located at 2321 Rosecrans Avenue, Suite 4200, El Segundo, CA 90245, uses a fundamental research-driven approach to find companies with strong management teams and superior business models that can also benefit from catalysts expected to drive gains in discretionary free cash flow, revenue, earnings and returns on invested capital. As of March 1, 2026, Westfield Capital Management, L.P. (“Westfield”) will no longer serve as a Subadvisor of the Fund, and all references to Westfield currently serving as Subadvisor in the Prospectus, Summary Prospectus, and Statement of Additional Information will be removed.
Investors Should Retain This Supplement For Future Reference
S0226.SP.P.SAI.HFII